UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2020

FLUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37893	77-0688094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Vesey Street, 9th Floor New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 669-7272

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value per share	FLNT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2020, the Board of Directors (the "Board") of Fluent, Inc. (the "Company") appointed Carla Newell as a director of the Company, effective October 1, 2020.

The Board affirmatively determined that Ms. Newell (i) meets the Independent Standards specified in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) the independence requirements set forth in Nasdaq Marketplace Rule 5605(c)(2). Ms. Newell will serve as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. On October 1, 2020, Ms. Newell received a grant of 25,000 restricted stock units upon her appointment to the Board.

Ms. Newell has served as the Chief Legal Officer and Chief Risk Officer at Ancestry, the global leader in family history and consumer genomics, since 2016. She has also served as Chair the Ancestry Enterprise Risk Management Committee and served on multiple international subsidiary boards during her time at Ancestry.  From 2014 to 2016, Ms. Newell served as a strategic advisor to emerging companies, such as Ondine Biomedical, a Canadian developer of light-activated photo-disinfection systems for hospitals, and Coalesce, an early stage software company providing AI-based business research and analysis tools. From 2000 to 2014, Ms. Newell served as Operating General Partner at Technology Crossover Ventures ("TCV"), a leading technology-focused venture capital and private equity firm, where she also served as TCV's designated director and member of audit and compensation committees on multiple private company boards. Prior to joining TCV, Ms. Newell was a Partner at Gunderson Dettmer Stough Villeneuve Franklin & Hachigan, a leading technology-focused law firm, from 1996 to 2000, and a Partner and Associate at Gray Cary Ware & Freidenrich, a Silicon Valley and San Diego based law firm that is now a part of DLA Piper, from 1985 to 1996.

On October 1, 2020, the Company issued a press release announcing Ms. Newell's appointment, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, issued October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluent, Inc.

October 1, 2020	By:	/s/ Ryan Schulke
	Name:	Ryan Schulke
	Title:	Chief Executive Officer